Long-term Debt and Other Financing (Notes)	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Long-term Debt and Other Financing
Long-term Debt and Other Financing

Debt balances at December 31, 2017 and 2016, are presented below:

	2017	2016
Credit Facility	$450.0	$—
7.50% Senior Secured Notes due July 2023 (effective rate of 8.3%)	380.0	380.0
5.00% Exchangeable Senior Notes due November 2019 (effective rate of 10.8%)	150.0	150.0
7.625% Senior Notes due May 2020	—	529.8
7.625% Senior Notes due October 2021	406.2	406.2
8.375% Senior Notes due April 2022	—	279.8
6.375% Senior Notes due October 2025 (effective rate of 7.1%)	280.0	—
7.00% Senior Notes due March 2027	400.0	—
Industrial Revenue Bonds due 2020 through 2028	99.3	99.3
Capital lease for Research and Innovation Center	—	25.2
Unamortized debt discount and issuance costs	(55.4)	(53.7)
Total long-term debt	$2,110.1	$1,816.6

During 2017, we were in compliance with all the terms and conditions of our debt agreements.

Maturities of long-term debt for the next five years, at December 31, 2017, are presented below:

Year	Debt Maturities
2018	$—
2019	150.0
2020	7.3
2021	406.2
2022	450.0

Credit Facility

In September 2017, we entered a new $1,350.0 revolving credit facility (the “Credit Facility”), which expires in September 2022 and is guaranteed by AK Steel’s parent company, AK Holding, and by AK Tube LLC (“AK Tube”), AK Steel Properties, Inc. (“AK Properties”) and Mountain State Carbon LLC (“Mountain State Carbon”), three 100%-owned subsidiaries of AK Steel (referred to together as the “Subsidiary Guarantors”). The Credit Facility replaced our previous $1,500.0 revolving credit facility (“Replaced Credit Facility”), which was set to expire in March 2019, and is secured by the same classes of assets as the Replaced Facility. The Credit Facility contains customary restrictions, including limitations on, among other things, distributions and dividends, acquisitions and investments, dispositions, indebtedness, liens and affiliate transactions. The Credit Facility requires that we maintain a minimum fixed charge coverage ratio of one to one if availability under the Credit Facility is less than $135.0. The Credit Facility’s current availability significantly exceeds $135.0. Availability is calculated as the lesser of the Credit Facility commitments or eligible collateral after advance rates, less outstanding revolver borrowings and letters of credit. We secure our Credit Facility obligations with our inventory and accounts receivable, and the Credit Facility’s availability fluctuates monthly based on the varying levels of eligible collateral. We do not expect any of these restrictions to affect or limit our ability to conduct business in the ordinary course. The Credit Facility includes a “first-in, last-out” or “FILO” tranche, which allows us to use a portion of our eligible collateral at higher advance rates.

At December 31, 2017, our aggregate borrowing base, after application of applicable advance rates, was $1,328.8. As of December 31, 2017, we had $450.0 in outstanding borrowings. Availability as of December 31, 2017 was further reduced by $71.5 for outstanding letters of credit, resulting in remaining availability of $807.3. The weighted-average interest rate on the outstanding borrowings at December 31, 2017 was 3.27%.

Senior Secured Notes

AK Steel has outstanding $380.0 aggregate principal amount of 7.50% Senior Secured Notes due July 2023 (the “Secured Notes”). The Secured Notes are fully and unconditionally guaranteed by AK Holding and the Subsidiary Guarantors. The Secured Notes are secured by first priority liens on the plant, property and equipment (other than certain excluded property, and subject to permitted liens) of AK Steel and the Subsidiary Guarantors and any proceeds from them. The book value of the collateral as of December 31, 2017 was approximately $1.5 billion. The indenture governing the Secured Notes includes covenants with customary restrictions on (a) the incurrence of additional debt by certain subsidiaries, (b) the incurrence of certain liens, (c) the incurrence of sale/leaseback transactions, (d) the use of proceeds from the sale of collateral, and (e) our ability to merge or consolidate with other entities or to sell, lease or transfer all or substantially all of our assets to another entity. The Secured Notes also contain customary events of default. Before July 15, 2019, we may redeem the Secured Notes at a price equal to 100.000% of par plus a make-whole premium and all accrued and unpaid interest to the date of redemption. After July 15, 2019, we may redeem them at 103.750% until July 15, 2020, 101.875% until July 15, 2021, and 100.000% thereafter, together with all accrued and unpaid interest to the date of redemption. After we issued the Secured Notes in 2016, we repurchased prior senior secured notes and recognized other expense of $12.4 for expenses related to the debt retirement in 2016.

Exchangeable Notes

AK Steel has outstanding 5.0% Exchangeable Senior Notes due November 2019 (the “Exchangeable Notes”). We may not redeem the Exchangeable Notes before their maturity date. The indenture governing the Exchangeable Notes (the “Exchangeable Notes Indenture”) provides holders with an exchange right at their option before August 15, 2019, if the closing price of our common stock is greater than or equal to $7.02 per share (130% of the exchange price of the Exchangeable Notes) for at least 20 trading days during the last 30 consecutive trading days of a calendar quarter. As a result of meeting this trigger at January 1, 2017, a portion of the equity component of the Exchangeable Notes, calculated as the difference between the principal amount of the Exchangeable Notes and the carrying amount of the liability component of the Exchangeable Notes, was considered redeemable and classified as temporary equity of $21.3 on the consolidated balance sheets at December 31, 2016. The triggering condition was not met as of January 1, 2018. The triggering condition is reassessed at the beginning of each quarter while any Exchangeable Notes remain outstanding. We would be required to pay cash to holders for the principal amount of the Exchangeable Notes and to pay cash or issue common stock (at our option) for the premium if the holders elect to exchange their Exchangeable Notes. If holders of Exchangeable Notes elect to exchange, we expect to fund any cash settlement from cash or borrowings under our Credit Facility or both.

On or after August 15, 2019, holders may exchange their Exchangeable Notes at any time, and we would be obligated to (i) pay an amount in cash equal to the aggregate principal amount of the Exchangeable Notes to be exchanged and (ii) at our election, pay cash, deliver shares of AK Holding common stock or a combination for any remaining exchange obligation in excess of the aggregate principal amount of the Exchangeable Notes being exchanged. Holders may exchange their Exchangeable Notes into shares of AK Holding common stock at their option at an initial exchange rate of 185.1852 shares of AK Holding common stock per $1,000 principal amount of Exchangeable Notes. The initial exchange rate is equivalent to a conversion price of approximately $5.40 per share of common stock, which equates to 27.8 million shares to be used to determine the aggregate equity consideration to be delivered upon exchange, which could be adjusted for certain dilutive effects from potential future events. Holders may exchange their Exchangeable Notes before August 15, 2019 only under certain circumstances. The Exchangeable Notes Indenture does not contain any financial or operating covenants or restrict us or our subsidiaries from paying dividends, incurring debt or issuing or repurchasing securities. If we undergo a fundamental change, as defined in Exchangeable Notes Indenture (which, for example, would include various transactions in which we would undergo a change of control), holders may require us to repurchase the Exchangeable Notes in whole or in part for cash at a price equal to par plus any accrued and unpaid interest. In addition, if we undergo a “make-whole fundamental change,” as defined in the Exchangeable Notes Indenture, before the maturity date, in addition to requiring us to repurchase the Exchangeable Notes in whole or in part for cash at a price equal to par plus any accrued and unpaid interest, the exchange rate will be increased in certain circumstances for holders who elect to exchange their notes in connection with the event.

Based on the initial exchange rate, the Exchangeable Notes are exchangeable into a maximum of 37.5 million shares of AK Holding common stock. However, we would only deliver the maximum amount of shares if, following a “make-whole fundamental change” described above, we elect to deliver the shares to satisfy the higher exchange rate. Although the Exchangeable Notes were issued at par, for accounting purposes the proceeds received from the issuance of the notes are allocated between debt and equity to reflect the fair value of the exchange option embedded in the notes and the fair value of similar debt without the exchange option. Therefore, we recorded $38.7 of the gross proceeds of the Exchangeable Notes as an increase in additional paid-in capital with the offsetting amount recorded as a debt discount. We are amortizing the debt discount and issuance costs over the term of the Exchangeable Notes using the effective interest method. As of December 31, 2017 and 2016, the net carrying amount of the Exchangeable Notes was $135.3 and $128.7.

Senior Unsecured Notes

AK Steel has outstanding $406.2 aggregate principal amount of 7.625% Senior Notes due October 2021 (the “2021 Notes”). We may redeem the 2021 Notes at 103.813% until October 1, 2018, 101.906% thereafter until October 1, 2019, and 100.0% thereafter, together with all accrued and unpaid interest to the date of redemption.

AK Steel has outstanding $280.0 aggregate principal amount of 6.375% Senior Unsecured Notes due October 2025 (the “2025 Notes”). The 2025 Notes were issued in August 2017 as part of a transaction to refinance our 8.375% Senior Notes due April 2022, and generated net proceeds of $275.8 after underwriting discount. Before October 15, 2020, we may redeem the 2025 Notes at a price equal to par plus a make-whole premium and all accrued and unpaid interest to the date of redemption. After that date, we may redeem them at 103.188% until October 15, 2021, 101.594% thereafter until October 15, 2022, and 100.000% thereafter, together with all accrued and unpaid interest to the date of redemption. In 2017, we recognized other expense of $8.4 related to the issuance of the 2025 Notes and retirement of the 2022 Notes. Fees paid to holders of the 2022 Notes to tender their notes and expenses paid to third parties related to the issuance of the 2025 Notes totaling $10.6 were recognized as an adjustment of the carrying amount of the 2025 Notes and are being amortized over their term as an adjustment to interest expense.

AK Steel has outstanding $400.0 aggregate principal amount of 7.00% Senior Unsecured Notes due March 2027 (the “2027 Notes”). The 2027 Notes were issued in March 2017 as part of a transaction to refinance our 7.625% Senior Notes due May 2020, and generated net proceeds of $394.0 after underwriting discount. Before March 15, 2022, we may redeem the 2027 Notes at a price equal to par plus a make-whole premium and all accrued and unpaid interest to the date of redemption. After that date, we may redeem them at 103.500% until March 15, 2023, 102.333% thereafter until March 15, 2024, 101.167% thereafter until March 15, 2025, and 100.000% thereafter, together with all accrued and unpaid interest to the date of redemption. In 2017, we recognized other expense of $13.1 related to the issuance of the 2027 Notes and retirement of the 2020 Notes. Fees paid to holders of the 2020 Notes to tender their notes and expenses paid to third parties related to the issuance of the 2027 Notes totaling $7.5 were recognized as an adjustment of the carrying amount of the 2027 Notes and are being amortized over their term as an adjustment to interest expense.

The Exchangeable Notes, the 2021 Notes, the 2025 Notes, the 2027 Notes and the unsecured industrial revenue bonds (“IRBs”) discussed below (collectively, the “Senior Unsecured Notes”) are equal in right of payment. AK Holding and the Subsidiary Guarantors each fully and unconditionally, jointly and severally, guarantees the payment of interest, principal and premium, if any, on the Senior Unsecured Notes other than the Exchangeable Notes, which are guaranteed only by AK Holding. The indentures governing the 2021 Notes, the 2025 Notes, the 2027 Notes and the unsecured IRBs include covenants with customary restrictions on (a) the incurrence of additional debt by certain subsidiaries, (b) the incurrence of certain liens, (c) the amount of sale/leaseback transactions, and (d) our ability to merge or consolidate with other entities or to sell, lease or transfer all or substantially all of our assets to another entity. The indentures governing the Senior Unsecured Notes also contain customary events of default. The Senior Unsecured Notes rank junior in priority to the Secured Notes to the extent of the value of the assets securing the Secured Notes.

Industrial Revenue Bonds

AK Steel has outstanding $73.3 aggregate principal amount of fixed-rate tax-exempt IRBs (the “unsecured IRBs”) at December 31, 2017. The weighted-average fixed interest rate of the unsecured IRBs is 6.8%. The unsecured IRBs are unsecured senior debt obligations of AK Steel that are equal in ranking with the other Senior Unsecured Notes. In addition, AK Steel has outstanding $26.0 aggregate principal amount of variable-rate taxable IRBs at December 31, 2017, that are backed by letters of credit.

Research and Innovation Center Lease

In October 2017, we acquired the Research and Innovation Center capital lease. As a result, the liability was effectively settled.